UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☑     Definitive Additional Materials
☐     Soliciting Material Pursuant to Rule 14a-12

MEDIACOM COMMUNICATIONS CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Copies of all communications to:
Robert L. Winikoff, Esq.
Sonnenschein Nath & Rosenthal LLP
1221 Avenue of the Americas
New York, New York 10020
(212) 768-6700

Mediacom Communications Corporation
100 Crystal Run Road, Middletown NY, 10941
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Tuesday, June 16, 2009
The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/mccc

Mediacom Communications Corporation

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This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 02, 2009 to facilitate timely delivery.

Dear Mediacom Communication Corporation Stockholders:
The 2009 Annual Meeting of Stockholders of Mediacom Communications Corporation (the “Company”) will be held at Sonnenschein Nath & Rosenthal, 1221 Avenue of the Americas, 25th Floor, New York, New York, on Tuesday, June 16, 2009, at 2:00 p.m. (local time).
     Proposals to be considered at the Annual Meeting:
(1)	To elect six directors to serve for a term of one year;
(2)	To amend our Non-Employee Directors Equity Incentive Plan to increase the number of shares of our Class A common stock reserved for issuance from 500,000 to 1,250,000;
(3)	To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2009; and
(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Management recommends a vote “FOR” each of these proposlas.
The Board of Directors has fixed the close of business on April 21, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

		CONTROL NUMBER

You may vote your proxy when you view the proxy materials on the Internet.		CONTROL NUMBER
You will be asked to enter this 11-digit control number		RESTRICTED AREA
		3” x 3/4”

BAR CODE AREA RESTRICTED	47230
2 3/4” x 1 /2”

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.
Meeting Location:
Sonnenschein Nath & Rosenthal LLP
1221 Avenue of the Americas, 25th Floor
New York, NY 10020-1089
The following Proxy Materials are available for you to review online:
•	the Company’s 2009 Proxy Statement (including all attachments thereto);

•	the Company’s Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201 -680-6688),
Email:	shrrelations@bnymellon.com
Internet:	http://www.proxyvoting.com/mccc
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Mediacom Communications Corporation are available to review at:
http://www.proxyvoting.com/mccc
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.
VOTE BY INTERNET
http://www.proxyvoting.com/mccc
Use the Internet to vote your shares. Have this card in hand when you access the above web site.
47230

Please fax all revisions to:  732-802-0260 or email to proxycards@bnymellonproduction.com
PRINT AUTHORIZATION
To commence printing on this Notice card please sign, date and fax this card to: 732-802-0260

SIGNATURE:	DATE:

(THIS BOXED AREA DOES NOT PRINT)	Registered Quantity 1000.00